Exhibit 32.2

TELETOUCH COMMUNICATIONS, INC.

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Amended Annual Report on Form 10-K/A (Amendment No. 2) for the year ended May 31, 2004 of TELETOUCH COMMUNICATIONS, INC. (the “Company”) for the fiscal year ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, J. Kernan Crotty, President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to the best of his knowledge:

1. The Report is in full compliances with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ J. Kernan Crotty

J. Kernan Crotty President and Chief Financial Officer November 8, 2005